SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 1, 2005

                   IndyMac MBS, Inc., (as depositor under the
                   Pooling and Servicing Agreement, dated as of October 1, 2005, providing for the issuance of the IndyMac MBS, Inc., Residential Asset
                   Securitization Trust 2005-A14, Mortgage Pass-
                   Through Certificates, Series 2005-N).

                                IndyMac MBS, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware               333-127556                95-4791925
-----------------------------   -------------------    -------------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)          Identification No.)




           155 North Lake Avenue
            Pasadena, California                                91101
       -------------------------------                --------------------
          (Address of Principal                           (Zip Code)
           Executive Offices)

           Registrant's telephone number, including area code (800) 669-2300
                                                              ----- --------
-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR 240.14e-4(c))




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Item 8.01.   Other Events.

Experts

         The financial statements of Assured Guaranty Corp. incorporated in this Form 8-K and in the registration statement and prospectus supplement by reference to Exhibit 99.1 in Assured Guaranty Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2004 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Filing of Other Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac MBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Residential Asset Securitization Trust 2005-A14, Mortgage Pass-Through Certificates, Series 2005-N (the "Certificates").

Incorporation of Certain Documents by Reference

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.

         Assured Guaranty Corp. ("Assured Guaranty") is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration and licensed to conduct financial guaranty insurance business in forty-seven states, the District of Columbia and Puerto Rico. Assured Guaranty commenced operations in 1988. Assured Guaranty is a wholly owned, indirect subsidiary of Assured Guaranty Ltd. ("AGL"), a Bermuda-based holding company whose shares are publicly held and are listed on the New York Stock Exchange under the symbol "AGO." AGL, through its operating subsidiaries, provides credit enhancement products to the public finance, structured finance and mortgage markets. Neither AGL nor any of its shareholders is obligated to pay any debts of Assured Guaranty or any claims under any insurance policy issued by Assured Guaranty.

         Assured Guaranty is subject to insurance laws and regulations in Maryland and in New York (and in other jurisdictions in which it is licensed) that, among other things, (i) limit Assured Guaranty's business to financial guaranty insurance and related lines, (ii) prescribe minimum solvency requirements, including capital and surplus requirements, (iii) limit classes and concentrations of investments, (iv) regulate the amount of both the aggregate and individual risks that may be insured, (v) limit the payment of dividends by Assured Guaranty, (vi) require the maintenance of contingency reserves and (vii) govern changes in control and transactions among affiliates. Certain state laws to which Assured Guaranty is subject also require the approval of policy rates and forms.


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

         Assured Guaranty's financial strength is rated "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies Inc., "Aa1" by Moody's Investors Service, Inc. and "AAA" by Fitch, Inc. Each rating of Assured Guaranty should be evaluated independently. An explanation of the significance of the above ratings may be obtained from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any security, and such ratings are subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of any security guaranteed by Assured Guaranty. Assured Guaranty does not guaranty the market price of the securities it guarantees, nor does it guaranty that the ratings on such securities will not be revised or withdrawn.

         The consolidated balance sheets of Assured Guaranty as of December 31, 2004 and December 31, 2003 and the related consolidated statements of operations and comprehensive income, of shareholder's equity and of cash flows for each of the three years in the period ended December 31, 2004, prepared in accordance with U. S. generally accepted accounting principles ("GAAP"), included as
Exhibit 99.1 to the Annual Report on Form 10-K of AGL for the fiscal year ended December 31, 2004 (which was filed with the Securities and Exchange Commission (the "Commission") on March 22, 2005), the unaudited consolidated balance sheet and statement of shareholder's equity of Assured Guaranty as of and for the period ended March 31, 2005, respectively, and the related consolidated statements of operations and comprehensive income and cash flows for the three months ended March 31, 2005 and March 31, 2004, prepared in accordance with GAAP, included as Exhibit 99.1 to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 (which was filed by AGL with the Commission on May 12, 2005), the unaudited consolidated balance sheet and statement of shareholder's equity of Assured Guaranty as of and for the period ended June 30, 2005, respectively, the related consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2005 and June 30, 2004, and the statements of cash flows for the six months ended June 30, 2005 and June 30, 2004, prepared in accordance with GAAP, included as Exhibit 99.1 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 (which was filed by AGL with the Commission on August 15, 2005), and the Current Reports on Form 8-K filed by AGL with the Commission on April 12, 2005, April 20, 2005, May 10, 2005, May 18, 2005, June 24, 2005,
and August 5, 2005, as they relate to Assured Guaranty, are incorporated by reference in this Form 8-K, in the registration statement and in the prospectus supplement relating to Residential Asset Securitization Trust 2005-A14.

                          ----------------------------




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


         Item 9.01  Financial Statements and Exhibits

         Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.  Description

     23.1         Consent of PricewaterhouseCoopers LLP




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


                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IndyMac MBS, INC.




                                   By: /s/ Victor Woodworth
                                       -------------------------
                                       Victor Woodworth
                                       Vice President



Dated:  October 27, 2005


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


Exhibit Index


Exhibit

23.1        Consent of PricewaterhouseCoopers LLP


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